Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Stock-Based Compensation
Stock-Based Compensation

16. Stock-Based and Other Non-Cash Long-Term Incentive Compensation

During January 2013, the Company adopted the 2013 Long-Term Incentive Plan (“LTIP”) for key management personnel and the 2013 Director Long-Term Incentive Plan for non-employee directors of the Company’s Board of Directors (collectively, the “Original Plans”) and granted 770 and 80 awards, respectively, under these plans to eligible participants.  A total of 1,000 LTIP awards were available to be issued to key management personnel and 80 LTIP awards to non-employee directors. The purpose of the Original Plans was to attract and retain key management personnel and non-employee directors and provide such persons with increased interest in the Company’s success through the granting of LTIP awards.  LTIP awards vest over a five-year period ending December 31, 2017 and each vested LTIP award entitled the holder to receive a cash payment based on the future appreciation of the Company’s common stock, contingent upon the earlier occurrence of either of the following events (the “Payment Event”): (i) a change in control, as defined in the Original Plans, or (ii) the five-year anniversary of the Original Plans. The Original Plans terminate immediately following the Payment Event, unless terminated earlier.

In accordance with the definition of fair value under ASC 718, Compensation—Stock Compensation (“ASC 718”), the aggregate grant date fair value of the LTIP awards was estimated using a Monte Carlo simulations-based option price model with the following inputs: expected volatility, risk-free interest rate, expected life, dividend yield, and the weighted average per share price of the Company’s common stock.  The fair value of the LTIP awards was classified as a liability under ASC 718 due to its cash-settlement feature. The Company was required to remeasure the LTIP liability at each reporting date and to recognize compensation expense for the period such that the total inception-to-date compensation expense recognized equaled the equivalent portion of the LTIP liability, based on the requisite service period rendered as of the reporting date.

During June 2013, the Company amended the Original Plans (collectively, the “Amended Plans”), effective immediately following the IPO (Note 1).  Under the terms of the Amended Plans, in lieu of a cash payment based on the future appreciation of the Company’s common stock, as provided under the Original Plans, eligible participants and non-employee directors received restricted stock equity awards that equated to approximately 1,090.6 shares of our common stock for each LTIP award granted under the Original Plans.

The table below presents the vesting schedule of the LTIP restricted stock awards, subject to certain accelerated vesting conditions, under the Amended Plans.

Vesting Date	Key Management Personnel	Non-Employee Directors
Day following the IPO	25.00%	25.00%
December 31, 2013(1)	15.00%	—
December 31, 2014	15.00%	18.75%
December 31, 2015	15.00%	18.75%
December 31, 2016	15.00%	18.75%
December 31, 2017	15.00%	18.75%

(1)  Subject to the terms and conditions of the Amended Plans, awards scheduled to vest on December 31, 2013 are forfeited by the participant upon their termination without good reason.  As a result, we have assumed their vesting date as December 31, 2017 in our accounting for the related stock-based compensation expense.  No other scheduled vesting dates have this limitation and are therefore considered earned on such dates.

In accordance with ASC 718, the LTIP award modification has been accounted for as the grant of an equity award in settlement of a liability.  The LTIP liability was reclassified to additional paid-in capital at the modification date and the modified awards are now being accounted for as equity awards.  Under ASC 718, the nonvested shares are valued at the fair value of the shares on the modification date if vesting is based on a service or performance condition.  Accordingly, the fair value of the 927,000 nonvested restricted shares under the Amended Plans was the market price of such shares on the modification date, which aggregated $14.5 million.

During July 2013, we granted restricted stock awards for 49,600 shares of our common stock to certain key employees.  Assuming continuous employment with us, those awards will vest on either the six month or two year anniversary of the grant award.

During the three and nine months ended September 30, 2013, we recorded $2.3 million and $4.3 million, respectively, of expense for all of the Company’s stock-based and other non-cash long-term incentive compensation programs in selling, general and administrative expenses in the accompanying unaudited consolidated statements of operations.  The corresponding amounts for the three and nine months ended September 30, 2012 were $0.1 million and $0.5 million, respectively.

17. Stock-Based Compensation

        In March 2010, we adopted the WCI Communities, Inc. Long-Term Equity Incentive Plan (the Incentive Plan). The Incentive Plan was approved by our shareholders and is administered by the Executive Compensation Committee of our Board of Directors. The Incentive Plan authorizes awards to key employees, officers, nonemployee directors and consultants for up to 1,174,014 shares of common stock, of which 758,399 shares remain available for grant at December 31, 2012. We believe that such awards provide a means of performance-based compensation to attract and retain qualified employees and better align the interests of our employees with those of our shareholders. The Incentive Plan allows the flexibility to grant or award shares of the Company's common stock, stock options, stock appreciation rights (SARs), restricted stock awards, and other stock-based awards to eligible individuals.

        During 2010, the Company granted several officers and directors shares of restricted stock under the Incentive Plan. The restricted stock is subject to a future service requirement and vests over three years from the anniversary of the date of grant.

        As of December 31, 2012, all of the shares related to these restricted stock grants were fully vested.

        On November 29, 2012, the Company granted an officer of the Company 77,250 shares of restricted stock under the Incentive Plan. The market price of the shares was determined based on the most recent private transactions of the Company's common stock in the secondary market. The shares are subject to a future service requirement, with 25,750 shares vesting immediately on the grant date and 25,750 shares vesting on the second and third year from the anniversary of the date of grant, respectively. As a result, $0.2 million of stock compensation expense was recorded for the share award for the year ended December 31, 2012.

        On November 30, 2012, the Company granted an officer of the Company 77,250 at-the-money nonqualified stock options under the Incentive Plan with an exercise price of $6.31 per share and a contractual term of ten days. All 77,250 of the options vested on the grant date. The grant date fair value of the nonqualified stock option award, calculated using the Black-Scholes option-pricing model, was not significant. As a result, no stock compensation expense was recorded for the stock option award for the year ended December 31, 2012. The nonqualified stock option award was exercised in full within the contractual term of the award.

        Total stock compensation expense was $0.7 million and $0.8 million for the years ended December 31, 2012 and 2011, respectively, and is recorded in selling, general, and administrative expenses in the accompanying consolidated statements of operations. As of December 31, 2012, we had $0.3 million of unrecognized compensation cost related to nonvested shared-based compensation arrangements under the Incentive Plan that will be recognized on a straight-line basis over the remaining vesting periods.

        In accordance with the Incentive Plan's provision on the withholding of taxes and repurchase of stock, several officers and directors elected for the Company to withhold or repurchase shares in order to satisfy their tax obligations related to their awards. Consequently, the Company repurchased 7,107 shares of treasury stock at fair value for $0.04 million for the period ended December 31, 2012, and 7,725 shares of treasury stock at fair value for $0.04 million for the period ended December 31, 2011.

        The following summarizes the activity for the year ended December 31, 2012, for restricted shares of common stock:

Number of Shares
Nonvested restricted shares, beginning of year	95,636
Granted	77,250
Vested	(114,001)
Forfeited	(7,385)

Nonvested restricted shares, end of year	51,500